UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 28, 2005


                                 OCCULOGIX, INC.
             (Exact name of Registrant as specified in its Charter)


         DELAWARE                      000 51030                 59-343-4771
(State or other Jurisdiction)         (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)


                     2600 SKYMARK AVENUE, UNIT 9, SUITE 201
                          MISSISSAUGA, ONTARIO L4W 5B2
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (905) 602-0887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The Company entered into a Termination Agreement dated as of March 28, 2005 with Apheresis Technologies, Inc. ("ATI") which terminated the Distribution Services Agreement dated May 1, 2002, as amended on July 30, 2004 (the "Distribution Services Agreement"). Under the Distribution Services Agreement, ATI was the exclusive provider to the Company of warehousing, order fulfillment, shipping, billing services and customer service related to shipping and billing.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                OCCULOGIX, INC.

Date:  April 7, 2005
                                                 By: /s/ William G. Dumencu
                                                     ------------------------
                                                     William G. Dumencu
                                                     Chief Financial Officer